Quarterly Performance Summary
BB&T Corporation
Third Quarter 2018

Financial Highlights
	Quarter Ended			Year-to-Date
	September 30%			September 30%
(Dollars in millions, except per share data, shares in thousands)	2018	2017	Change	2018	2017	Change
Summary Income Statement
Interest income	$2,096	$1,918	9.3%	$6,056	$5,597	8.2%
Interest expense	382	230	66.1	1,007	585	72.1
Net interest income - taxable equivalent	1,714	1,688	1.5	5,049	5,012	0.7
Less: Taxable-equivalent adjustment	27	41	(34.1)	72	121	(40.5)
Net interest income	1,687	1,647	2.4	4,977	4,891	1.8
Provision for credit losses	135	126	7.1	420	409	2.7
Net interest income after provision for credit losses	1,552	1,521	2.0	4,557	4,482	1.7
Noninterest income	1,239	1,166	6.3	3,641	3,557	2.4
Noninterest expense	1,742	1,745	(0.2)	5,148	5,589	(7.9)
Income before income taxes	1,049	942	11.4	3,050	2,450	24.5
Provision for income taxes	210	294	(28.6)	598	702	(14.8)
Net income	839	648	29.5	2,452	1,748	40.3
Noncontrolling interests	7	8	(12.5)	13	12	8.3
Preferred stock dividends	43	43	—	130	130	—
Net income available to common shareholders	789	597	32.2	2,309	1,606	43.8
Per Common Share Data
Earnings per share-basic	$1.02	$0.75	36.0%	$2.98	$2.00	49.0%
Earnings per share-diluted	1.01	0.74	36.5	2.94	1.97	49.2
Cash dividends declared	0.405	0.330	22.7	1.155	0.930	24.2
Common equity	34.90	33.92	2.9	34.90	33.92	2.9
Tangible common equity (1)	21.12	20.78	1.6	21.12	20.78	1.6
End of period shares outstanding	770,620	788,921	(2.3)	770,620	788,921	(2.3)
Weighted average shares outstanding-basic	771,562	794,558	(2.9)	775,642	804,424	(3.6)
Weighted average shares outstanding-diluted	781,867	806,124	(3.0)	786,140	816,029	(3.7)
Performance Ratios
Return on average assets	1.49%	1.16%		1.48%	1.06%
Return on average risk-weighted assets	1.85	1.45		1.84	1.32
Return on average common shareholders' equity	11.69	8.82		11.62	7.96
Return on average tangible common shareholders' equity (2)	20.00	14.89		19.72	13.53
Net interest margin - taxable equivalent	3.47	3.48		3.45	3.47
Fee income ratio	42.3	41.4		42.2	42.1
Efficiency ratio-GAAP	59.5	62.0		59.7	66.2
Efficiency ratio-adjusted (2)	57.3	58.3		57.3	58.3
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.27%	0.31%		0.27%	0.31%
Loans and leases plus foreclosed property	0.41	0.48		0.41	0.48
Net charge-offs as a percentage of average loans and leases	0.35	0.35		0.35	0.38
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.04		1.05	1.04
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.86x	2.44x		2.86x	2.44x
Average Balances
Assets	$222,674	$220,732	0.9%	$221,817	$220,573	0.6%
Securities (3)	46,299	45,968	0.7	47,265	45,333	4.3
Loans and leases	147,489	144,181	2.3	145,729	144,070	1.2
Deposits	157,271	157,414	(0.1)	157,362	159,672	(1.4)
Common shareholders' equity	26,782	26,857	(0.3)	26,565	26,957	(1.5)
Shareholders' equity	29,887	29,948	(0.2)	29,668	30,051	(1.3)
Period-End Balances
Assets	$222,885	$220,340	1.2%	$222,885	$220,340	1.2%
Securities (3)	45,368	46,631	(2.7)	45,368	46,631	(2.7)
Loans and leases	147,712	144,011	2.6	147,712	144,011	2.6
Deposits	154,556	156,135	(1.0)	154,556	156,135	(1.0)
Common shareholders' equity	26,895	26,757	0.5	26,895	26,757	0.5
Shareholders' equity	30,007	29,853	0.5	30,007	29,853	0.5
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.2%	10.2%		10.2%	10.2%
Tier 1	11.9	11.9		11.9	11.9
Total	13.9	14.0		13.9	14.0
Leverage	10.0	9.9		10.0	9.9
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2018	2018	2018	2017	2017
Summary Income Statement
Interest income	$2,096	$2,016	$1,944	$1,936	$1,918
Interest expense	382	337	288	254	230
Net interest income - taxable equivalent	1,714	1,679	1,656	1,682	1,688
Less: Taxable-equivalent adjustment	27	22	23	38	41
Net interest income	1,687	1,657	1,633	1,644	1,647
Provision for credit losses	135	135	150	138	126
Net interest income after provision for credit losses	1,552	1,522	1,483	1,506	1,521
Noninterest income	1,239	1,222	1,180	1,225	1,166
Noninterest expense	1,742	1,720	1,686	1,855	1,745
Income before income taxes	1,049	1,024	977	876	942
Provision for income taxes	210	202	186	209	294
Net income	839	822	791	667	648
Noncontrolling interests	7	3	3	9	8
Preferred stock dividends	43	44	43	44	43
Net income available to common shareholders	789	775	745	614	597
Per Common Share Data
Earnings per share-basic	$1.02	$1.00	$0.96	$0.78	$0.75
Earnings per share-diluted	1.01	0.99	0.94	0.77	0.74
Cash dividends declared	0.405	0.375	0.375	0.330	0.330
Common equity	34.90	34.51	34.06	34.01	33.92
Tangible common equity (1)	21.12	21.26	20.86	20.80	20.78
End of period shares outstanding	770,620	774,447	779,752	782,006	788,921
Weighted average shares outstanding-basic	771,562	775,836	779,617	783,764	794,558
Weighted average shares outstanding-diluted	781,867	785,750	791,005	795,867	806,124
Performance Ratios
Return on average assets	1.49%	1.49%	1.45%	1.19%	1.16%
Return on average risk-weighted assets	1.85	1.85	1.81	1.50	1.45
Return on average common shareholders' equity	11.69	11.74	11.43	9.10	8.82
Return on average tangible common shareholders' equity (2)	20.00	19.78	19.36	15.35	14.89
Net interest margin - taxable equivalent	3.47	3.45	3.44	3.43	3.48
Fee income ratio	42.3	42.5	41.9	42.7	41.4
Efficiency ratio-GAAP	59.5	59.7	60.0	64.7	62.0
Efficiency ratio-adjusted (2)	57.3	57.4	57.3	57.2	58.3
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.27%	0.28%	0.30%	0.28%	0.31%
Loans and leases plus foreclosed property	0.41	0.43	0.47	0.44	0.48
Net charge-offs as a percentage of average loans and leases	0.35	0.30	0.41	0.36	0.35
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.05	1.05	1.04	1.04
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.86x	2.74x	2.49x	2.62x	2.44x
Average Balances
Assets	$222,674	$221,344	$221,419	$222,525	$220,732
Securities (3)	46,299	47,145	48,374	48,093	45,968
Loans and leases	147,489	145,752	143,906	144,089	144,181
Deposits	157,271	157,676	157,138	157,959	157,414
Common shareholders' equity	26,782	26,483	26,428	26,759	26,857
Shareholders' equity	29,887	29,585	29,528	29,853	29,948
Period-End Balances
Assets	$222,885	$222,681	$220,729	$221,642	$220,340
Securities (3)	45,368	45,668	47,407	47,574	46,631
Loans and leases	147,712	147,798	144,206	144,800	144,011
Deposits	154,556	159,475	158,196	157,371	156,135
Common shareholders' equity	26,895	26,727	26,559	26,595	26,757
Shareholders' equity	30,007	29,832	29,662	29,695	29,853
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.2%	10.2%	10.2%	10.2%	10.2%
Tier 1	11.9	11.9	12.0	11.9	11.9
Total	13.9	13.9	14.0	13.9	14.0
Leverage	10.0	10.0	9.9	9.9	9.9
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2 BB&T Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
(Dollars in millions, except per share data, shares in thousands)	2018	2017	$	%	2018	2017	$	%
Interest Income
Interest and fees on loans and leases	$1,772	$1,591	$181	11.4%	$5,064	$4,632	$432	9.3%
Interest and dividends on securities	283	276	7	2.5	868	806	62	7.7
Interest on other earning assets	14	10	4	40.0	52	38	14	36.8
Total interest income	2,069	1,877	192	10.2	5,984	5,476	508	9.3
Interest Expense
Interest on deposits	172	91	81	89.0	438	240	198	82.5
Interest on short-term borrowings	29	15	14	93.3	72	22	50	NM
Interest on long-term debt	181	124	57	46.0	497	323	174	53.9
Total interest expense	382	230	152	66.1	1,007	585	422	72.1
Net Interest Income	1,687	1,647	40	2.4	4,977	4,891	86	1.8
Provision for credit losses	135	126	9	7.1	420	409	11	2.7
Net Interest Income After Provision for Credit Losses	1,552	1,521	31	2.0	4,557	4,482	75	1.7
Noninterest Income
Insurance income	448	397	51	12.8	1,365	1,336	29	2.2
Service charges on deposits	183	179	4	2.2	527	523	4	0.8
Mortgage banking income	79	114	(35)	(30.7)	272	311	(39)	(12.5)
Investment banking and brokerage fees and commissions	116	103	13	12.6	338	299	39	13.0
Trust and investment advisory revenues	71	68	3	4.4	215	206	9	4.4
Bankcard fees and merchant discounts	72	70	2	2.9	213	204	9	4.4
Checkcard fees	56	54	2	3.7	165	159	6	3.8
Operating lease income	37	36	1	2.8	110	109	1	0.9
Income from bank-owned life insurance	27	28	(1)	(3.6)	88	89	(1)	(1.1)
Securities gains (losses), net	—	—	—	—	1	—	1	NM
Other income	150	117	33	28.2	347	321	26	8.1
Total noninterest income	1,239	1,166	73	6.3	3,641	3,557	84	2.4
Noninterest Expense
Personnel expense	1,104	1,051	53	5.0	3,217	3,154	63	2.0
Occupancy and equipment expense	189	198	(9)	(4.5)	570	589	(19)	(3.2)
Software expense	70	62	8	12.9	202	177	25	14.1
Outside IT services	33	34	(1)	(2.9)	97	122	(25)	(20.5)
Regulatory charges	37	40	(3)	(7.5)	116	115	1	0.9
Amortization of intangibles	33	34	(1)	(2.9)	97	108	(11)	(10.2)
Loan-related expense	28	32	(4)	(12.5)	83	98	(15)	(15.3)
Professional services	33	27	6	22.2	95	87	8	9.2
Merger-related and restructuring charges, net	18	47	(29)	(61.7)	70	93	(23)	(24.7)
Loss (gain) on early extinguishment of debt	—	—	—	—	—	392	(392)	(100.0)
Other expense	197	220	(23)	(10.5)	601	654	(53)	(8.1)
Total noninterest expense	1,742	1,745	(3)	(0.2)	5,148	5,589	(441)	(7.9)
Earnings
Income before income taxes	1,049	942	107	11.4	3,050	2,450	600	24.5
Provision for income taxes	210	294	(84)	(28.6)	598	702	(104)	(14.8)
Net income	839	648	191	29.5	2,452	1,748	704	40.3
Noncontrolling interests	7	8	(1)	(12.5)	13	12	1	8.3
Preferred stock dividends	43	43	—	—	130	130	—	—
Net income available to common shareholders	$789	$597	$192	32.2%	$2,309	$1,606	$703	43.8%
Earnings Per Common Share
Basic	$1.02	$0.75	$0.27	36.0%	$2.98	$2.00	$0.98	49.0%
Diluted	1.01	0.74	0.27	36.5	2.94	1.97	0.97	49.2
Weighted Average Shares Outstanding
Basic	771,562	794,558	(22,996)	(2.9)	775,642	804,424	(28,782)	(3.6)
Diluted	781,867	806,124	(24,257)	(3.0)	786,140	816,029	(29,889)	(3.7)
New pension accounting guidance was adopted in 1Q18 such that only service cost is included in personnel expense with the other pension expense elements included in other expense. Prior periods have been retrospectively adjusted to conform to the new presentation and total noninterest expense was not affected.

NM - not meaningful

BB&T Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2018	2018	2018	2017	2017
Interest Income
Interest and fees on loans and leases	$1,772	$1,687	$1,605	$1,598	$1,591
Interest and dividends on securities	283	294	291	286	276
Interest on other earning assets	14	13	25	14	10
Total interest income	2,069	1,994	1,921	1,898	1,877
Interest Expense
Interest on deposits	172	148	118	104	91
Interest on short-term borrowings	29	23	20	19	15
Interest on long-term debt	181	166	150	131	124
Total interest expense	382	337	288	254	230
Net Interest Income	1,687	1,657	1,633	1,644	1,647
Provision for credit losses	135	135	150	138	126
Net Interest Income After Provision for Credit Losses	1,552	1,522	1,483	1,506	1,521
Noninterest Income
Insurance income	448	481	436	418	397
Service charges on deposits	183	179	165	183	179
Mortgage banking income	79	94	99	104	114
Investment banking and brokerage fees and commissions	116	109	113	111	103
Trust and investment advisory revenues	71	72	72	72	68
Bankcard fees and merchant discounts	72	72	69	67	70
Checkcard fees	56	57	52	55	54
Operating lease income	37	36	37	37	36
Income from bank-owned life insurance	27	30	31	33	28
Securities gains (losses), net	—	1	—	(1)	—
Other income	150	91	106	146	117
Total noninterest income	1,239	1,222	1,180	1,225	1,166
Noninterest Expense
Personnel expense	1,104	1,074	1,039	1,072	1,051
Occupancy and equipment expense	189	187	194	195	198
Software expense	70	67	65	65	62
Outside IT services	33	32	32	38	34
Regulatory charges	37	39	40	38	40
Amortization of intangibles	33	31	33	34	34
Loan-related expense	28	26	29	32	32
Professional services	33	32	30	36	27
Merger-related and restructuring charges, net	18	24	28	22	47
Loss (gain) on early extinguishment of debt	—	—	—	—	—
Other expense	197	208	196	323	220
Total noninterest expense	1,742	1,720	1,686	1,855	1,745
Earnings
Income before income taxes	1,049	1,024	977	876	942
Provision for income taxes	210	202	186	209	294
Net income	839	822	791	667	648
Noncontrolling interests	7	3	3	9	8
Preferred stock dividends	43	44	43	44	43
Net income available to common shareholders	$789	$775	$745	$614	$597
Earnings Per Common Share
Basic	$1.02	$1.00	$0.96	$0.78	$0.75
Diluted	1.01	0.99	0.94	0.77	0.74
Weighted Average Shares Outstanding
Basic	771,562	775,836	779,617	783,764	794,558
Diluted	781,867	785,750	791,005	795,867	806,124
New pension accounting guidance was adopted in 1Q18 such that only service cost is included in personnel expense with the other pension expense elements included in other expense. Prior periods have been retrospectively adjusted to conform to the new presentation and total noninterest expense was not affected.

4 BB&T Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2018	2018	2018	2017	2017
Community Banking Retail and Consumer Finance
Net interest income (expense)	$880	$853	$837	$857	$863
Net intersegment interest income (expense)	77	70	49	38	38
Segment net interest income	957	923	886	895	901
Allocated provision for credit losses	121	110	122	138	116
Noninterest income	346	354	339	358	362
Noninterest expense	664	667	673	695	675
Income (loss) before income taxes	518	500	430	420	472
Provision (benefit) for income taxes	127	123	106	157	176
Segment net income (loss)	$391	$377	$324	$263	$296

Community Banking Commercial
Net interest income (expense)	$513	$491	$464	$453	$451
Net intersegment interest income (expense)	58	54	70	93	90
Segment net interest income	571	545	534	546	541
Allocated provision for credit losses	18	42	37	19	—
Noninterest income	109	108	105	105	107
Noninterest expense	263	254	254	273	295
Income (loss) before income taxes	399	357	348	359	353
Provision (benefit) for income taxes	89	80	78	125	123
Segment net income (loss)	$310	$277	$270	$234	$230

Financial Services and Commercial Finance
Net interest income (expense)	$171	$169	$159	$154	$154
Net intersegment interest income (expense)	26	19	18	25	24
Segment net interest income	197	188	177	179	178
Allocated provision for credit losses	5	(4)	(5)	(13)	9
Noninterest income	308	303	301	315	289
Noninterest expense	312	312	301	307	296
Income (loss) before income taxes	188	183	182	200	162
Provision (benefit) for income taxes	39	38	38	64	50
Segment net income (loss)	$149	$145	$144	$136	$112

Insurance Holdings and Premium Finance
Net interest income (expense)	$32	$29	$26	$25	$25
Net intersegment interest income (expense)	(9)	(7)	(6)	(6)	(6)
Segment net interest income	23	22	20	19	19
Allocated provision for credit losses	1	—	1	—	1
Noninterest income	452	484	439	428	401
Noninterest expense	416	408	375	393	389
Income (loss) before income taxes	58	98	83	54	30
Provision (benefit) for income taxes	15	25	21	21	12
Segment net income (loss)	$43	$73	$62	$33	$18

Other, Treasury & Corporate (1)
Net interest income (expense)	$91	$115	$147	$155	$154
Net intersegment interest income (expense)	(152)	(136)	(131)	(150)	(146)
Segment net interest income	(61)	(21)	16	5	8
Allocated provision for credit losses	(10)	(13)	(5)	(6)	—
Noninterest income	24	(27)	(4)	19	7
Noninterest expense	87	79	83	187	90
Income (loss) before income taxes	(114)	(114)	(66)	(157)	(75)
Provision (benefit) for income taxes	(60)	(64)	(57)	(158)	(67)
Segment net income (loss)	$(54)	$(50)	$(9)	$1	$(8)

Total BB&T Corporation
Net interest income (expense)	$1,687	$1,657	$1,633	$1,644	$1,647
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,687	1,657	1,633	1,644	1,647
Allocated provision for credit losses	135	135	150	138	126
Noninterest income	1,239	1,222	1,180	1,225	1,166
Noninterest expense	1,742	1,720	1,686	1,855	1,745
Income (loss) before income taxes	1,049	1,024	977	876	942
Provision (benefit) for income taxes	210	202	186	209	294
Net income	$839	$822	$791	$667	$648
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

BB&T Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2018	2018	2018	2017	2017
Assets
Cash and due from banks	$2,123	$2,046	$1,869	$2,243	$2,195
Interest-bearing deposits with banks	748	662	912	343	428
Cash equivalents	135	213	132	127	75
Restricted cash	147	132	198	370	429
Securities available for sale at fair value	24,286	23,919	25,017	24,547	23,184
Securities held to maturity at amortized cost	21,082	21,749	22,390	23,027	23,447
Loans and leases:
Commercial:
Commercial and industrial	59,722	60,474	59,132	59,153	58,550
CRE	21,466	21,610	21,497	21,263	20,855
Lease financing	2,028	1,924	1,886	1,911	1,887
Retail:
Residential mortgage	30,821	29,965	28,792	28,725	28,657
Direct	11,618	11,661	11,675	11,891	11,941
Indirect	17,468	17,140	16,680	17,235	17,496
Revolving credit	3,070	2,876	2,766	2,872	2,697
PCI	497	533	589	651	711
Total loans and leases held for investment	146,690	146,183	143,017	143,701	142,794
Loans held for sale	1,022	1,615	1,189	1,099	1,217
Total loans and leases	147,712	147,798	144,206	144,800	144,011
Allowance for loan and lease losses	(1,538)	(1,530)	(1,498)	(1,490)	(1,478)
Premises and equipment	2,154	2,154	2,078	2,055	2,043
Goodwill	9,832	9,617	9,617	9,618	9,618
Core deposit and other intangible assets	789	647	679	711	745
Mortgage servicing rights at fair value	1,179	1,143	1,119	1,056	1,044
Other assets	14,236	14,131	14,010	14,235	14,599
Total assets	$222,885	$222,681	$220,729	$221,642	$220,340
Liabilities
Deposits:
Noninterest-bearing deposits	$53,646	$54,270	$55,085	$53,767	$54,049
Interest checking	26,590	27,257	27,217	27,677	26,575
Money market and savings	61,597	63,167	62,169	62,757	60,904
Time deposits	12,723	14,781	13,725	13,170	14,607
Total deposits	154,556	159,475	158,196	157,371	156,135
Short-term borrowings	9,652	3,576	4,321	4,938	7,916
Long-term debt	23,236	24,081	23,410	23,648	20,863
Accounts payable and other liabilities	5,434	5,717	5,140	5,990	5,573
Total liabilities	192,878	192,849	191,067	191,947	190,487
Shareholders' Equity:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Common stock	3,853	3,872	3,899	3,910	3,945
Additional paid-in capital	7,221	7,364	7,593	7,893	8,192
Retained earnings	17,673	17,197	16,712	16,259	15,656
Accumulated other comprehensive loss	(1,852)	(1,706)	(1,645)	(1,467)	(1,036)
Noncontrolling interests	59	52	50	47	43
Total shareholders' equity	30,007	29,832	29,662	29,695	29,853
Total liabilities and shareholders' equity	$222,885	$222,681	$220,729	$221,642	$220,340

6 BB&T Corporation

Average Balance Sheets
	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
(Dollars in millions)	2018	2017	$	%	2018	2017	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,561	$3,794	$(233)	(6.1)%	$3,546	$4,425	$(879)	(19.9)%
U.S. government-sponsored entities (GSE)	2,399	2,385	14	0.6	2,390	2,386	4	0.2
Mortgage-backed securities issued by GSE	39,111	37,734	1,377	3.6	39,894	36,194	3,700	10.2
States and political subdivisions	849	1,596	(747)	(46.8)	1,036	1,854	(818)	(44.1)
Non-agency mortgage-backed	340	405	(65)	(16.0)	356	417	(61)	(14.6)
Other	39	54	(15)	(27.8)	43	57	(14)	(24.6)
Total securities	46,299	45,968	331	0.7	47,265	45,333	1,932	4.3
Other earning assets	2,412	2,924	(512)	(17.5)	2,287	3,606	(1,319)	(36.6)
Loans and leases:
Commercial:
Commercial and industrial	59,900	58,211	1,689	2.9	59,363	57,836	1,527	2.6
CRE	21,496	20,776	720	3.5	21,480	20,328	1,152	5.7
Lease financing	1,941	1,732	209	12.1	1,892	1,681	211	12.6
Retail:
Residential mortgage	30,500	28,924	1,576	5.4	29,538	29,337	201	0.7
Direct	11,613	11,960	(347)	(2.9)	11,694	11,991	(297)	(2.5)
Indirect	17,282	17,678	(396)	(2.2)	17,002	17,977	(975)	(5.4)
Revolving credit	2,947	2,668	279	10.5	2,859	2,629	230	8.7
PCI	518	742	(224)	(30.2)	569	816	(247)	(30.3)
Total loans and leases held for investment	146,197	142,691	3,506	2.5	144,397	142,595	1,802	1.3
Loans held for sale	1,292	1,490	(198)	(13.3)	1,332	1,475	(143)	(9.7)
Total loans and leases	147,489	144,181	3,308	2.3	145,729	144,070	1,659	1.2
Total earning assets	196,200	193,073	3,127	1.6	195,281	193,009	2,272	1.2
Nonearning assets	26,474	27,659	(1,185)	(4.3)	26,536	27,564	(1,028)	(3.7)
Total assets	$222,674	$220,732	$1,942	0.9%	$221,817	$220,573	$1,244	0.6%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$54,174	$53,489	$685	1.3%	$53,847	$52,395	$1,452	2.8%
Interest checking	26,655	27,000	(345)	(1.3)	26,962	28,465	(1,503)	(5.3)
Money market and savings	62,957	61,450	1,507	2.5	62,256	63,521	(1,265)	(2.0)
Time deposits	13,353	13,794	(441)	(3.2)	13,720	14,265	(545)	(3.8)
Foreign office deposits - interest-bearing	132	1,681	(1,549)	(92.1)	577	1,026	(449)	(43.8)
Total deposits	157,271	157,414	(143)	(0.1)	157,362	159,672	(2,310)	(1.4)
Short-term borrowings	6,023	5,983	40	0.7	5,609	3,626	1,983	54.7
Long-term debt	24,211	21,459	2,752	12.8	23,845	21,330	2,515	11.8
Accounts payable and other liabilities	5,282	5,928	(646)	(10.9)	5,333	5,894	(561)	(9.5)
Total liabilities	192,787	190,784	2,003	1.0	192,149	190,522	1,627	0.9
Shareholders' equity	29,887	29,948	(61)	(0.2)	29,668	30,051	(383)	(1.3)
Total liabilities and shareholders' equity	$222,674	$220,732	$1,942	0.9%	$221,817	$220,573	$1,244	0.6%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

BB&T Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2018	2018	2018	2017	2017
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,561	$3,537	$3,538	$3,447	$3,794
U.S. government-sponsored entities (GSE)	2,399	2,384	2,385	2,385	2,385
Mortgage-backed securities issued by GSE	39,111	39,777	40,813	40,381	37,734
States and political subdivisions	849	1,051	1,215	1,435	1,596
Non-agency mortgage-backed	340	354	375	391	405
Other	39	42	48	54	54
Total securities	46,299	47,145	48,374	48,093	45,968
Other earning assets	2,412	2,197	2,250	3,123	2,924
Loans and leases:
Commercial:
Commercial and industrial	59,900	59,548	58,627	58,478	58,211
CRE	21,496	21,546	21,398	20,998	20,776
Lease financing	1,941	1,862	1,872	1,851	1,732
Retail:
Residential mortgage	30,500	29,272	28,824	28,559	28,924
Direct	11,613	11,680	11,791	11,901	11,960
Indirect	17,282	16,804	16,914	17,426	17,678
Revolving credit	2,947	2,831	2,798	2,759	2,668
PCI	518	559	631	689	742
Total loans and leases held for investment	146,197	144,102	142,855	142,661	142,691
Loans held for sale	1,292	1,650	1,051	1,428	1,490
Total loans and leases	147,489	145,752	143,906	144,089	144,181
Total earning assets	196,200	195,094	194,530	195,305	193,073
Nonearning assets	26,474	26,250	26,889	27,220	27,659
Total assets	$222,674	$221,344	$221,419	$222,525	$220,732
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$54,174	$53,963	$53,396	$54,288	$53,489
Interest checking	26,655	26,969	27,270	26,746	27,000
Money market and savings	62,957	62,105	61,690	61,693	61,450
Time deposits	13,353	13,966	13,847	13,744	13,794
Foreign office deposits - interest-bearing	132	673	935	1,488	1,681
Total deposits	157,271	157,676	157,138	157,959	157,414
Short-term borrowings	6,023	5,323	5,477	6,342	5,983
Long-term debt	24,211	23,639	23,677	22,639	21,459
Accounts payable and other liabilities	5,282	5,121	5,599	5,732	5,928
Total liabilities	192,787	191,759	191,891	192,672	190,784
Shareholders' equity	29,887	29,585	29,528	29,853	29,948
Total liabilities and shareholders' equity	$222,674	$221,344	$221,419	$222,525	$220,732
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

8 BB&T Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	September 30, 2018			June 30, 2018
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,561	$15	1.80%	$3,537	$17	1.80%
U.S. government-sponsored entities (GSE)	2,399	13	2.23	2,384	14	2.23
Mortgage-backed securities issued by GSE	39,111	239	2.45	39,777	241	2.44
States and political subdivisions	849	10	3.50	1,051	8	3.79
Non-agency mortgage-backed	340	8	11.32	354	17	17.35
Other	39	1	3.79	42	—	3.26
Total securities	46,299	286	2.47	47,145	297	2.53
Other earning assets	2,412	15	2.52	2,197	13	2.24
Loans and leases:
Commercial:
Commercial and industrial	59,900	612	4.04	59,548	580	3.92
CRE	21,496	260	4.80	21,546	252	4.64
Lease financing	1,941	17	3.04	1,862	12	3.05
Retail:
Residential mortgage	30,500	313	4.08	29,272	291	4.01
Direct	11,613	155	5.34	11,680	150	5.10
Indirect	17,282	335	7.56	16,804	311	7.46
Revolving credit	2,947	63	9.47	2,831	67	9.16
PCI	518	26	20.14	559	26	18.92
Total loans and leases held for investment	146,197	1,781	4.83	144,102	1,689	4.70
Loans held for sale	1,292	14	4.28	1,650	17	4.02
Total loans and leases	147,489	1,795	4.83	145,752	1,706	4.70
Total earning assets	196,200	2,096	4.24	195,094	2,016	4.14
Nonearning assets	26,474			26,250
Total assets	$222,674			$221,344
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$26,655	28	0.45	$26,969	29	0.42
Money market and savings	62,957	109	0.68	62,105	86	0.56
Time deposits	13,353	34	0.98	13,966	30	0.86
Foreign office deposits - interest-bearing	132	1	1.93	673	3	1.77
Total interest-bearing deposits	103,097	172	0.66	103,713	148	0.57
Short-term borrowings	6,023	29	1.94	5,323	23	1.77
Long-term debt	24,211	181	2.99	23,639	166	2.81
Total interest-bearing liabilities	133,331	382	1.14	132,675	337	1.02
Noninterest-bearing deposits	54,174			53,963
Accounts payable and other liabilities	5,282			5,121
Shareholders' equity	29,887			29,585
Total liabilities and shareholders' equity	$222,674			$221,344
Average interest-rate spread			3.10			3.12

Net interest income/ net interest margin		$1,714	3.47%		$1,679	3.45%
Taxable-equivalent adjustment		$27			$22
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

BB&T Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	March 31, 2018			December 31, 2017			September 30, 2017
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,538	$15	1.77%	$3,447	$15	1.71%	$3,794	$16	1.68%
U.S. government-sponsored entities (GSE)	2,385	13	2.23	2,385	13	2.22	2,385	13	2.22
Mortgage-backed securities issued by GSE	40,813	248	2.42	40,381	238	2.36	37,734	216	2.29
States and political subdivisions	1,215	11	3.78	1,435	11	3.23	1,596	20	5.07
Non-agency mortgage-backed	375	7	7.73	391	13	13.27	405	19	18.58
Other	48	—	2.28	54	—	2.34	54	1	2.26
Total securities	48,374	294	2.44	48,093	290	2.42	45,968	285	2.47
Other earning assets	2,250	25	4.54	3,123	15	1.91	2,924	11	1.42
Loans and leases:
Commercial:
Commercial and industrial	58,627	537	3.72	58,478	539	3.65	58,211	531	3.63
CRE	21,398	234	4.47	20,998	229	4.33	20,776	229	4.37
Lease financing	1,872	14	3.00	1,851	13	2.82	1,732	12	2.71
Retail:
Residential mortgage	28,824	289	4.00	28,559	286	4.00	28,924	292	4.04
Direct	11,791	141	4.90	11,901	143	4.78	11,960	143	4.73
Indirect	16,914	304	7.31	17,426	309	7.05	17,678	310	6.95
Revolving credit	2,798	67	8.94	2,759	62	9.01	2,668	60	8.92
PCI	631	30	19.21	689	36	20.69	742	32	17.15
Total loans and leases held for investment	142,855	1,616	4.57	142,661	1,617	4.51	142,691	1,609	4.48
Loans held for sale	1,051	9	3.66	1,428	14	3.67	1,490	13	3.70
Total loans and leases	143,906	1,625	4.57	144,089	1,631	4.50	144,181	1,622	4.47
Total earning assets	194,530	1,944	4.04	195,305	1,936	3.95	193,073	1,918	3.95
Nonearning assets	26,889			27,220			27,659
Total assets	$221,419			$222,525			$220,732
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,270	25	0.37	$26,746	22	0.32	$27,000	20	0.29
Money market and savings	61,690	67	0.44	61,693	57	0.37	61,450	49	0.32
Time deposits	13,847	23	0.68	13,744	21	0.57	13,794	17	0.51
Foreign office deposits - interest-bearing	935	3	1.42	1,488	4	1.18	1,681	5	1.14
Total interest-bearing deposits	103,742	118	0.46	103,671	104	0.40	103,925	91	0.35
Short-term borrowings	5,477	20	1.43	6,342	19	1.13	5,983	15	1.03
Long-term debt	23,677	150	2.54	22,639	131	2.36	21,459	124	2.29
Total interest-bearing liabilities	132,896	288	0.87	132,652	254	0.77	131,367	230	0.70
Noninterest-bearing deposits	53,396			54,288			53,489
Accounts payable and other liabilities	5,599			5,732			5,928
Shareholders' equity	29,528			29,853			29,948
Total liabilities and shareholders' equity	$221,419			$222,525			$220,732
Average interest-rate spread			3.17			3.18			3.25

Net interest income/ net interest margin		$1,656	3.44%		$1,682	3.43%		$1,688	3.48%
Taxable-equivalent adjustment		$23			$38			$41
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

10 BB&T Corporation

Average Balances and Rates - Year-To-Date
	Year-to-Date
	September 30, 2018			September 30, 2017
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,546	$47	1.79%	$4,425	$57	1.71%
U.S. government-sponsored entities (GSE)	2,390	40	2.23	2,386	40	2.22
Mortgage-backed securities issued by GSE	39,894	728	2.44	36,194	603	2.22
States and political subdivisions	1,036	29	3.71	1,854	72	5.17
Non-agency mortgage-backed	356	32	12.06	417	64	20.53
Other	43	1	3.05	57	1	2.12
Total securities	47,265	877	2.48	45,333	837	2.46
Other earning assets	2,287	53	3.09	3,606	38	1.42
Loans and leases:
Commercial:
Commercial and industrial	59,363	1,729	3.89	57,836	1,541	3.56
CRE	21,480	746	4.64	20,328	608	4.00
Lease financing	1,892	43	3.03	1,681	36	2.82
Retail:
Residential mortgage	29,538	893	4.03	29,337	884	4.02
Direct	11,694	446	5.11	11,991	407	4.54
Indirect	17,002	950	7.45	17,977	921	6.84
Revolving credit	2,859	197	9.19	2,629	174	8.83
PCI	569	82	19.40	816	112	18.34
Total loans and leases held for investment	144,397	5,086	4.71	142,595	4,683	4.39
Loans held for sale	1,332	40	4.01	1,475	39	3.61
Total loans and leases	145,729	5,126	4.70	144,070	4,722	4.38
Total earning assets	195,281	6,056	4.14	193,009	5,597	3.87
Nonearning assets	26,536			27,564
Total assets	$221,817			$220,573
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$26,962	82	0.41	$28,465	48	0.22
Money market and savings	62,256	262	0.56	63,521	133	0.28
Time deposits	13,720	87	0.84	14,265	51	0.49
Foreign office deposits - interest-bearing	577	7	1.60	1,026	8	0.98
Total interest-bearing deposits	103,515	438	0.57	107,277	240	0.30
Short-term borrowings	5,609	72	1.72	3,626	22	0.83
Long-term debt	23,845	497	2.78	21,330	323	2.01
Total interest-bearing liabilities	132,969	1,007	1.01	132,233	585	0.59
Noninterest-bearing deposits	53,847			52,395
Accounts payable and other liabilities	5,333			5,894
Shareholders' equity	29,668			30,051
Total liabilities and shareholders' equity	$221,817			$220,573
Average interest-rate spread			3.13			3.28

Net interest income/ net interest margin		$5,049	3.45%		$5,012	3.47%
Taxable-equivalent adjustment		$72			$121
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

BB&T Corporation 11

Credit Quality
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2018	2018	2018	2017	2017
Nonperforming Assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$238	$243	$257	$259	$288
CRE	46	61	67	45	41
Lease financing	6	9	13	1	2
Retail:
Residential mortgage	120	119	127	129	141
Direct	55	58	64	64	64
Indirect	72	68	74	72	70
Total nonaccrual loans and leases held for investment (1)(2)	537	558	602	570	606
Foreclosed real estate	39	43	40	32	46
Other foreclosed property	25	23	27	25	28
Total nonperforming assets (1)(2)	$601	$624	$669	$627	$680
Performing Troubled Debt Restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$56	$44	$38	$50	$62
CRE	12	11	12	16	22
Retail:
Residential mortgage	643	647	627	605	609
Direct	56	58	59	62	63
Indirect	295	284	277	281	267
Revolving credit	28	29	29	29	29
Total performing TDRs (3)(4)	$1,090	$1,073	$1,042	$1,043	$1,052
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$—	$—	$—	$1	$—
CRE	—	—	—	1	—
Retail:
Residential mortgage	367	374	420	465	409
Direct	6	4	6	6	9
Indirect	6	4	5	6	6
Revolving credit	12	10	11	12	11
PCI	40	43	48	57	70
Total loans 90 days past due and still accruing	$431	$435	$490	$548	$505
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$35	$26	$31	$41	$47
CRE	4	4	10	8	8
Lease financing	1	2	1	4	1
Retail:
Residential mortgage	510	441	400	472	455
Direct	59	52	55	65	55
Indirect	418	337	272	412	358
Revolving credit	27	21	21	23	22
PCI	21	22	24	27	41
Total loans 30-89 days past due	$1,075	$905	$814	$1,052	$987
Excludes loans held for sale.
(1) PCI loans are accounted for using the accretion method.
(2) Sales of nonperforming loans totaled $20 million, $12 million, $33 million, $44 million and $19 million for the quarter ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively.

(3) Excludes TDRs that are nonperforming totaling $176 million, $191 million, $196 million, $189 million and $203 million at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively. These amounts are included in total nonperforming assets.

(4) Sales of performing TDRs, which were primarily residential mortgage loans, totaled $34 million, $17 million, $29 million, $44 million and $49 million for the quarter ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively.

12 BB&T Corporation

Credit Quality
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2018	2018	2018	2017	2017
Allowance for Credit Losses
Beginning balance	$1,640	$1,614	$1,609	$1,601	$1,602
Provision for credit losses (excluding PCI loans)	141	142	153	137	128
Provision (benefit) for PCI loans	(6)	(7)	(3)	1	(2)
Charge-offs:
Commercial:
Commercial and industrial	(28)	(23)	(23)	(23)	(13)
CRE	—	(2)	(6)	(2)	(4)
Lease financing	(1)	(1)	(1)	(1)	(2)
Retail:
Residential mortgage	(4)	(5)	(4)	(8)	(7)
Direct	(17)	(17)	(19)	(15)	(16)
Indirect	(94)	(82)	(107)	(104)	(103)
Revolving credit	(20)	(21)	(21)	(19)	(17)
PCI	(2)	—	—	—	(1)
Total charge-offs	(166)	(151)	(181)	(172)	(163)
Recoveries:
Commercial:
Commercial and industrial	13	11	8	12	8
CRE	1	1	2	4	3
Lease financing	—	1	—	1	1
Retail:
Residential mortgage	—	1	—	1	—
Direct	6	6	6	6	6
Indirect	15	17	15	13	14
Revolving credit	4	5	5	5	4
Total recoveries	39	42	36	42	36
Net charge-offs	(127)	(109)	(145)	(130)	(127)
Ending balance	$1,648	$1,640	$1,614	$1,609	$1,601
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCI loans)	$1,528	$1,512	$1,473	$1,462	$1,451
Allowance for PCI loans	10	18	25	28	27
Reserve for unfunded lending commitments	110	110	116	119	123
Total	$1,648	$1,640	$1,614	$1,609	$1,601

				As of/For the Year-to-Date
				Period Ended Sept. 30
(Dollars in millions)				2018	2017
Allowance for Credit Losses
Beginning balance				$1,609	$1,599
Provision for credit losses (excluding PCI loans)				436	425
Provision (benefit) for PCI loans				(16)	(16)
Charge-offs:
Commercial:
Commercial and industrial				(74)	(72)
CRE				(8)	(8)
Lease financing				(3)	(4)
Retail:
Residential mortgage				(13)	(39)
Direct				(53)	(46)
Indirect				(283)	(298)
Revolving credit				(62)	(57)
PCI				(2)	(1)
Total charge-offs				(498)	(525)
Recoveries:
Commercial:
Commercial and industrial				32	24
CRE				4	12
Lease financing				1	1
Retail:
Residential mortgage				1	1
Direct				18	19
Indirect				47	47
Revolving credit				14	14
Total recoveries				117	118
Net charge-offs				(381)	(407)
Other				—	—
Ending balance				$1,648	$1,601

BB&T Corporation 13

Credit Quality
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2018	2018	2018	2017	2017
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.73%	0.62%	0.57%	0.73%	0.69%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.29	0.30	0.34	0.38	0.35
Nonperforming loans and leases as a percentage of loans and leases	0.37	0.38	0.42	0.40	0.42
Nonperforming assets as a percentage of:
Total assets	0.27	0.28	0.30	0.28	0.31
Loans and leases plus foreclosed property	0.41	0.43	0.47	0.44	0.48
Net charge-offs as a percentage of average loans and leases	0.35	0.30	0.41	0.36	0.35
Allowance for loan and lease losses as a percentage of loans and leases	1.05	1.05	1.05	1.04	1.04
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.05X	3.49X	2.55X	2.89X	2.93X
Nonperforming loans and leases	2.86X	2.74X	2.49X	2.62X	2.44X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.05%	0.05%

				As of/For the Year-to-Date
				Period Ended Sept. 30
				2018	2017
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.35%	0.38%
Ratio of allowance for loan and lease losses to net charge-offs				3.02X	2.72X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.

	September 30, 2018
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$56	100.0%	$—	—%	$—	—%	$56
CRE	12	100.0	—	—	—	—	12
Retail:
Residential mortgage	370	57.5	119	18.5	154	24.0	643
Direct	54	96.4	2	3.6	—	—	56
Indirect	238	80.7	57	19.3	—	—	295
Revolving credit	24	85.7	3	10.7	1	3.6	28
Total performing TDRs (1)	754	69.2	181	16.6	155	14.2	1,090
Nonperforming TDRs (2)	83	47.1	14	8.0	79	44.9	176
Total TDRs (1)(2)	$837	66.1%	$195	15.4%	$234	18.5%	$1,266

			Quarter Ended
			Sept. 30	June 30	March 31	Dec. 31	Sept. 30
			2018	2018	2018	2017	2017
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.11%	0.08%	0.11%	0.07%	0.04%
CRE			(0.02)	0.01	0.08	(0.06)	0.03
Lease financing			0.16	0.12	0.09	0.14	0.19
Retail:
Residential mortgage			0.05	0.05	0.05	0.10	0.08
Direct			0.38	0.40	0.43	0.30	0.34
Indirect			1.79	1.56	2.21	2.09	1.98
Revolving credit			2.11	2.21	2.37	2.13	2.00
PCI			1.53	—	—	—	0.38
Total loans and leases			0.35	0.30	0.41	0.36	0.35
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

14 BB&T Corporation

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2018	2018	2018	2017	2017
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$18,325	$18,364	$18,104	$18,051	$17,869
Tier 1	21,376	21,415	21,155	21,102	20,920
Total	24,979	25,011	24,719	24,653	24,582
Risk-weighted assets	179,403	179,892	176,818	177,217	176,024
Average quarterly tangible assets	214,499	213,523	213,404	214,163	212,069
Risk-based capital ratios:
Common equity tier 1	10.2%	10.2%	10.2%	10.2%	10.2%
Tier 1	11.9	11.9	12.0	11.9	11.9
Total	13.9	13.9	14.0	13.9	14.0
Leverage capital ratio	10.0	10.0	9.9	9.9	9.9
Equity as a percentage of total assets	13.5	13.4	13.4	13.4	13.5
Common equity per common share	$34.90	$34.51	$34.06	$34.01	$33.92

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$30,007	$29,832	$29,662	$29,695	$29,853
Less:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Noncontrolling interests	59	52	50	47	43
Intangible assets	10,621	10,264	10,296	10,329	10,363
Tangible common equity	$16,274	$16,463	$16,263	$16,266	$16,394

Outstanding shares at end of period (in thousands)	770,620	774,447	779,752	782,006	788,921

Tangible Common Equity Per Common Share	$21.12	$21.26	$20.86	$20.80	$20.78

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

BB&T Corporation 15

Selected Items, Selected Mortgage Banking Information & Additional Information
				Favorable (Unfavorable)
					After-Tax at
(Dollars in millions)				Pre-Tax	Marginal Rate
Selected Items
Third Quarter 2018
None				N/A	N/A

Second Quarter 2018
None				N/A	N/A

First Quarter 2018
None				N/A	N/A

Fourth Quarter 2017
Charitable contribution	Other expense			$(100)	$(63)
One-time bonus	Personnel expense			(36)	(23)
Impact of tax reform	Provision for income taxes			N/A	43

Third Quarter 2017
None				N/A	N/A

Second Quarter 2017
None				N/A	N/A

First Quarter 2017
Income tax benefit on equity-based awards	Provision for income taxes			N/A	35

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data)	2018	2018	2018	2017	2017
Mortgage Banking Income
Residential mortgage production revenue	$29	$42	$44	$45	$56
Residential mortgage servicing revenue	63	63	65	65	63
Realization of expected residential MSR cash flows	(35)	(38)	(33)	(35)	(36)
Commercial mortgage production revenue	20	23	22	27	22
Commercial mortgage servicing revenue	10	10	9	9	10
Realization of expected commercial MSR cash flows	(7)	(8)	(9)	(9)	(6)
Mortgage banking income before MSR valuation	80	92	98	102	109
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	35	25	68	15	(5)
MSRs hedge gains (losses)	(36)	(23)	(67)	(13)	10
Net MSRs valuation	(1)	2	1	2	5
Total mortgage banking income	$79	$94	$99	$104	$114
Other Mortgage Banking Information
Residential mortgage loan originations	$4,265	$4,411	$3,328	$3,970	$3,463
Residential mortgage servicing portfolio (1):
Loans serviced for others	88,323	88,492	88,746	89,124	89,391
Bank-owned loans serviced	31,137	30,261	29,081	29,300	29,345
Total servicing portfolio	119,460	118,753	117,827	118,424	118,736
Weighted-average coupon rate on mortgage loans serviced for others	4.03%	4.01%	4.00%	4.00%	4.00%
Weighted-average servicing fee on mortgage loans serviced for others	0.277	0.277	0.277	0.278	0.278

Additional Information
Derivatives notional amount	$68,400	$71,427	$78,649	$75,172	$72,484
Fair value of derivatives, net	(253)	(203)	(213)	(271)	(203)
Common stock prices:
High	53.08	56.03	56.31	51.11	48.90
Low	48.41	50.13	49.65	44.62	43.03
End of period	48.54	50.44	52.04	49.72	46.94
Banking offices	1,958	1,967	2,047	2,049	2,127
ATMs	2,764	2,768	2,836	2,824	2,899
FTEs	36,233	35,782	35,908	36,484	37,213
(1) Amounts reported are unpaid principal balance.

16 BB&T Corporation

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2018	2018	2018	2017	2017	2018	2017
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,742	$1,720	$1,686	$1,855	$1,745	$5,148	$5,589
Amortization of intangibles	(33)	(31)	(33)	(34)	(34)	(97)	(108)
Merger-related and restructuring charges, net	(18)	(24)	(28)	(22)	(47)	(70)	(93)
Gain (loss) on early extinguishment of debt	—	—	—	—	—	—	(392)
Charitable contribution	—	—	—	(100)	—	—	—
One-time bonus	—	—	—	(36)	—	—	—
Efficiency Ratio Numerator - Adjusted	$1,691	$1,665	$1,625	$1,663	$1,664	$4,981	$4,996

Efficiency Ratio Denominator - Revenue (2) - GAAP	$2,926	$2,879	$2,813	$2,869	$2,813	$8,618	$8,448
Taxable equivalent adjustment	27	22	23	38	41	72	121
Securities (gains) losses, net	—	(1)	—	1	—	(1)	—
Efficiency Ratio Denominator - Adjusted	$2,953	$2,900	$2,836	$2,908	$2,854	$8,689	$8,569

Efficiency Ratio - GAAP	59.5%	59.7%	60.0%	64.7%	62.0%	59.7%	66.2%
Efficiency Ratio - Adjusted	57.3	57.4	57.3	57.2	58.3	57.3	58.3

(1)
The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.

(2)	Revenue is defined as net interest income plus noninterest income.

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2018	2018	2018	2017	2017	2018	2017
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$789	$775	$745	$614	$597	$2,309	$1,606
Plus: Amortization of intangibles, net of tax	26	24	24	21	22	74	68
Tangible net income available to common shareholders	$815	$799	$769	$635	$619	$2,383	$1,674

Average common shareholders' equity	$26,782	$26,483	$26,428	$26,759	$26,857	$26,565	$26,957
Less: Average intangible assets	10,622	10,281	10,312	10,346	10,382	10,406	10,421
Average tangible common shareholders' equity	$16,160	$16,202	$16,116	$16,413	$16,475	$16,159	$16,536

Return on average common shareholders' equity	11.69%	11.74%	11.43%	9.10%	8.82%	11.62%	7.96%
Return on average tangible common shareholders' equity	20.00	19.78	19.36	15.35	14.89	19.72	13.53

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions, except per share data)	2018	2018	2018	2017	2017	2018	2017
Diluted EPS (1)
Net income available to common shareholders - GAAP	$789	$775	$745	$614	$597	$2,309	$1,606
Merger-related and restructuring charges	13	17	22	14	29	52	57
Loss on early extinguishment of debt	—	—	—	—	—	—	246
Securities gains (losses), net	—	(1)	—	—	—	(1)	—
Charitable contribution	—	—	—	63	—	—	—
One time bonus	—	—	—	23	—	—	—
Excess tax benefit on equity-based awards	—	—	—	—	—	—	(35)
Impact of tax reform	—	—	—	(43)	—	—	—
Net income available to common shareholders - adjusted	$802	$791	$767	$671	$626	$2,360	$1,874

Weighted average shares outstanding - diluted	781,867	785,750	791,005	795,867	806,124	786,140	816,029

Diluted EPS - GAAP	$1.01	$0.99	$0.94	$0.77	$0.74	$2.94	$1.97
Diluted EPS - adjusted	1.03	1.01	0.97	0.84	0.78	3.00	2.30

(1)
The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.

BB&T Corporation 17